AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Amended and Restated Investor Rights Agreement (the "Agreement") is made as of January 14, 2004 by and among EyeTel Imaging, Inc., a Delaware corporation (the "Company"), and the parties listed as Investors on Exhibit A hereto (the "Investors").

WHEREAS, pursuant to a Preferred Stock Purchase Agreement dated as of January 14, 2004 among the Company and the Investors (the "Purchase Agreement"), the Company is issuing and selling to the Investors shares of Series B Preferred Stock (as defined below);

WHEREAS, the Company and certain parties are party to the Amended and Restated Registration Rights Agreement, dated as of August 30, 2002 (the "Prior Agreement"), which they now desire to amend and restate in its entirety; and

WHEREAS, it is a condition to the closing of the sale of the Series B Preferred Stock under the Purchase Agreement that the Company and the Investors enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and obligations contained herein, the parties hereto agree as follows:

1. Definitions.

1.1. "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

1.2. "Bain Capital" means Bain Capital Venture Fund, L.P.

1.3. "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

1.4. "Common Stock" means the Common Stock, par value $0.001 per share, of the Company.

1.5. "DBED" means the Maryland Department of Business and Economic Development.

1.6. "Eli Lilly" means Eli Lilly and Company.

1.7. "Exchange Act" shall mean the Securities Exchange Act of 1934 and the rules and regulations of the Commission thereunder, and any successor to such statute or such rules and regulations.

1.8. "Form S-1", "Form S-3", "Form S-4" and "Form S-8" mean respective forms under the Securities Act and any successor registration forms to the form in question.

1.9. "Fully Diluted Basis" means, for the purposes of determining the number of shares of Common Stock outstanding, a basis of calculation which takes into account (a) shares

of Common Stock actually issued and outstanding at the time of such determination, and (b) that number of shares of Common Stock that is then issuable upon conversion of all then outstanding shares of Series B Preferred Stock.

1.10. "GAAP" means U.S. generally accepted accounting principals consistently applied.

1.11. "Holder" means any person party to this Agreement owning the Registrable Securities or any assignee thereof in accordance with Section 8 hereof.

1.12. "Initial Public Offering" means the first registered offering of securities of the Company under the Securities Act.

1.13. "Investors" has the meaning assigned to it in the introductory paragraph of this Agreement and shall include any Affiliates of the Investors.

1.14. "Majority Participating Holders" means, with respect to any registration of Registrable Securities, the Holder or Holders at the relevant time of at least a majority of the Registrable Securities to be included in the registration statement in question.

1.15. "Qualified Public Offering" means an underwritten public offering of shares of Common Stock in which the gross aggregate proceeds to the Company exceed $25 million and the public offering price per share is not less than $0.4182 (as adjusted appropriately in the event of any subdivision, combination, reorganization, recapitalization, reclassification, stock dividend or similar event affecting the Common Stock) and after which the Common Stock is listed on the New York Stock Exchange or the Nasdaq National Market.

1.16. "Radius" means Radius Venture Partners II, L.P.

1.17. "Register", "registered", and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the automatic effectiveness or the declaration or ordering of effectiveness of such registration statement or document.

1.18. "Registrable Securities" means (i) any Common Stock issued or issuable upon conversion of the Series B Preferred Stock and held by a Holder, and (ii) any Common Stock or other securities issued or issuable with respect to any Registrable Securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, in each case held by any party to this Agreement. The Registrable Securities of any Holder shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement; (ii) such securities shall have been distributed to the public pursuant to Rule 144; or (iii) such securities may be sold by such Holder and all of its Affiliates without registration under the Securities Act pursuant to Rule 144(k) under the Securities Act or (iv) such securities may be sold by such Holder and all of its Affiliates without registration under the Securities Act pursuant to Rule 144 under the Securities Act and such Holder and all of its Affiliates collectively own less than 1% of the Company's outstanding Common Stock. For purposes of this Agreement, the number of shares of Registrable Securities outstanding at any

time shall be determined by adding the number of shares of Common Stock or other securities outstanding which are, and the maximum number of shares of Common Stock or other securities issuable pursuant to then convertible securities which upon issuance would be, Registrable Securities.

1.19. "Registration Expenses" means all expenses incident to performance of or compliance with Sections 2, 3 and 4 hereof by the Company, including without limitation all registration and filing fees, all listing fees, all fees and expenses of complying with securities or blue sky laws, all printing and automated document preparation expenses, all messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits required by or incident to such performance and compliance, and the fees and disbursements of one counsel for the Holders on whose behalf Registrable Securities are being registered, but excluding underwriting discounts and commissions and applicable transfer taxes, if any, which shall be borne by the sellers of the Registrable Securities in all cases.

1.20. "Rule 144" means Rule 144 promulgated under the Securities Act, and any successor rule or regulation thereto, and in the case of any referenced section of such rule, any successor section thereto, collectively and as from time to time amended and in effect.

1.21. "Securities Act" means the Securities Act of 1933 or any successor federal statute, and the rules and regulations of the Commission thereunder, and in the case of any referenced section of any such statute, rule or regulation, any successor section thereto, collectively and as from time to time amended and in effect.

1.22. "Series B Preferred Stock" means the Series B Convertible Preferred Stock, par value $0.001 per share, of the Company.

1.23. "Subsidiary" means any corporation, association trust, limited liability company, partnership, joint venture or other business association or entity (i) at least 50% of the outstanding voting securities of which are at the time owned or controlled directly or indirectly by the Company or (ii) with respect to which the Company possesses, directly or indirectly, the power to direct or cause the direction of the affairs or management of such person

2. Request for Registration.

2.1. Registrations on Form S-1. At any time after the earlier of (i) January 14, 2009 or (ii) 120 days after the Initial Public Offering, the Holders of a majority of the then outstanding Registrable Securities may, by written notice to the Company, request that the Company effect the registration on Form S-1 of a number of Registrable Securities for which the gross aggregate offering price is reasonably expected to be at least $5,000,000. If the Holders initiating such registration intend to distribute the Registrable Securities in an underwritten offering, they shall so state in their request. Promptly after receipt of such notice, the Company will give written notice of such requested registration to all other Holders of Registrable Securities. The Company will then as provided in Section 4 use all reasonable commercial efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by such Holders, and all other Registrable Securities which the Company has been requested to register by other Holders of such Registrable Securities by notice delivered to the Company within ten (10) days after the giving of such notice by the Company.

2.2. Registration on Form S-3. At any time after the Company becomes eligible to file a Registration Statement on Form S-3, one or more Holders of at least five percent (5%) of the then outstanding Registrable Securities may by written notice to the Company, request that the Company effect the registration on Form S-3 of a number of Registrable Shares for which the gross aggregate offering price is reasonably expected to be at least $1,000,000. If the Holders initiating such registration intend to distribute the Registrable Securities in an underwritten offering, they shall so state in their request. Promptly after receipt of such notice, the Company will give written notice of such requested registration to all other Holders of Registrable Securities. The Company will then as provided in Section 4 use all reasonable commercial efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by such Holders, and all other Registrable Securities which the Company has been requested to register by other Holders of Registrable Securities by notice delivered to the Company within ten (10) days after the giving of such notice by the Company.

2.3. Postponement. The Company may postpone for a period of up to 60 days the filing of any registration required to be filed pursuant to this Section 2 if the Board of Directors of the Company in good faith determines that such postponement is necessary in order to avoid premature disclosure of a financing, acquisition, recapitalization, reorganization or other material transaction, the disclosure of which would have a materially detrimental effect on the Company; provided, however, that the Company may not exercise such right of postponement within any period of 365 days (i) more frequently than twice or (ii) for more than an aggregate of 60 days for all postponements within any such 365-day period. If the Company elects to postpone the filing of a registration statement pursuant to this Section 2.3, two-thirds of the Holders of Registrable Securities who requested such registration statement may withdraw such request and upon such withdrawal, such request shall be deemed not to have been made for any purpose of this Agreement.

2.4. Number of Requests; Form.

2.4.1. Section 2.1 Registrations. The Company shall not be required to effect more than two (2) registrations pursuant to Section 2.1. Each registration requested pursuant to Section 2.1 shall be effected by the filing of a registration statement on Form S-1 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such form as currently constituted), unless the use of a different form has been agreed to in writing by the Majority Participating Holders. No registration of Registrable Securities under Section 2.1 shall be deemed to be a registration for any purpose of this Section 2.4.1 (i) which shall not have become and remained effective in accordance with the provisions of this Agreement, or (ii) pursuant to which Holders of Registrable Securities are not able to include at least 75% of the Registrable Securities which such Holders desired to include in such registration.

2.4.2. Section 2.2 Registrations. Each registration requested pursuant to Section 2.2 shall be effected by the filing of a registration statement on Form S-3 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such form as currently constituted), unless the use of a different form has been agreed to in writing by the Majority Participating Holders, or

unless the Form S-3 is not available as a result of actions of or inaction by the Company in which case such registration shall be on Form S-1 without regard to the limitation on registrations on Form S-1 set forth on Section 2.4.1. No registration of Registrable Securities under Section 2.2 shall be deemed to be a registration for any purpose of this Section 2.4.2 (i) which shall not have become and remained effective in accordance with the provisions of this Agreement, or (ii) pursuant to which Holders of such Registrable Securities are not able to include at least 75% of the Registrable Securities which such Holders desired to include in such registration.

2.5. Payment of Expenses. The Company hereby agrees to pay all Registration Expenses in connection with all registrations effected pursuant to Sections 2.1 and 2.2; provided, however, that the Company shall not be required to pay for any expenses of such registration proceeding if the registration request is withdrawn at any time at the request of the Majority Participating Holders, and all participating Holders shall bear such expenses, unless the Majority Participating Holders agree to treat such withdrawn registration as a registration which was effected pursuant to Section 2.1 or 2.2, as the case may be, which agreement shall bind all Holders of Registrable Securities. Notwithstanding the foregoing, if the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time the demand for registration was made or if there shall have occurred a material adverse change in market conditions from those existing as such time in the good faith judgment of the Majority Participating Holders makes it undesirable to proceed with the proposed offering, then the Holders shall not be required to pay any of such expenses. The withdrawn registration shall not count as a registration effected pursuant to Section 2.1 or 2.2, as the case may be.

3. Piggyback Registration. If the Company at any time proposes to register any of its equity securities under the Securities Act, for its own account or for the account of any holder of its securities other than Registrable Securities, on a form which would permit registration of Registrable Securities for sale to the public under the Securities Act, or proposes to register any securities in a so-called "unallocated" or "universal" shelf registration statement, the Company will each such time give notice to all Holders of Registrable Securities of its intention to do so. Such notice shall describe such securities and specify the form, manner and other relevant aspects of such proposed registration. Any such Holder may, by written response delivered to the Company within ten (10) days after the giving of any such notice by the Company, request that all or a specified part of the Registrable Securities held by such Holder be included in such registration. The Company thereupon will use its best efforts as a part of its filing of such form to cause to be included in such registration under the Securities Act all Registrable Securities which the Company has been so requested to register by the Holders of Registrable Securities, to the extent required to permit the disposition (in accordance with the methods to be used by the Company or other holders of securities in such registration) of the Registrable Securities to be so registered. The Company shall be under no obligation to complete any offering of its securities it proposes to make and shall incur no liability to any Holder for its failure to do so. No registration of Registrable Securities effected under this Section 3 shall relieve the Company of any of its obligations to effect registrations of Registrable Securities pursuant to Section 2.1 or 2.2 hereof.

3.1. Excluded Transactions. The Company shall not be obligated to effect any registration of Registrable Securities under this Section 3 incidental to the registration of any of

its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock option or other employee benefit plans.

3.2. Payment of Expenses. The Company hereby agrees to pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.

4. Registration Procedures.

4.1. Company Obligations. If and whenever the Company is required to use all reasonable commercial efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2 or 3 hereof, the Company will as expeditiously as reasonably possible:

4.1.1. Registration Statement. Prepare and (in the case of a registration pursuant to Section 2 hereof, promptly and in any event within 45 days after a request for registration is delivered to the Company under Section 2.1 or within 20 days after a request for registration is delivered to the Company under Section 2.2) file with the Commission a registration statement with respect to such Registrable Securities and use all reasonable commercial efforts to cause such registration statement to become effective as soon as possible thereafter. Such registration statement shall be for an offering to be made on a continuous or delayed basis (a so-called "shelf registration statement") if the Company is eligible for the use thereof and the Majority Participating Holders have requested a shelf registration statement.

4.1.2. Amendments and Supplements to Registration Statement. Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities and other securities, if any, covered by such registration statement until the later of (i) such time as all such Registrable Securities have been disposed of by the seller or sellers thereof in accordance with the intended methods of disposition set forth in such registration statement (but in no event for a period of more than 180 days after such registration statement becomes effective) which 180 day period shall be extended by the number of days that the sale of Registrable Securities is suspended as described in Section 4.4 or (ii) the expiration of the time when a prospectus relating to such registration is required to be delivered under the Securities Act.

4.1.3. Cooperation. Use its best efforts to cooperate as may be reasonably requested by the seller in the disposition of the Common Stock covered by such registration statement, including without limitation in the case of an underwritten offering causing key executives of the Company to participate under the direction of the managing underwriter in a "road show" scheduled by such managing underwriter in such locations and of such duration as in the reasonable judgment of such managing underwriter are appropriate for such underwritten offering.

4.1.4. Furnishing of Copies of Registration Statements and Other Documents. Furnish to each seller of such Registrable Securities such number of conformed copies of

such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), each in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities of such seller covered by such registration statement.

4.1.5. State Securities Laws. Use its best efforts to register or qualify such Registrable Securities under such securities or "blue sky" laws of such jurisdictions as the sellers shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable each seller to consummate the disposition in such jurisdictions of the Registrable Securities of such seller covered by such registration statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or subject the Company to taxation in any jurisdiction in which it is not so qualified or would not otherwise be so subject.

4.1.6. Opinion of Counsel; Comfort Letter. Use its best efforts to obtain all legal opinions, auditors consents and comfort letters and experts cooperation as may be required, including furnishing to each underwriter of Registrable Securities on the date that the registration statement with respect to such Registrable Securities becomes effective, (i) an opinion, dated as of such date, of counsel for the Company and (ii) a "cold comfort" letter, dated as of such date, signed by the independent public accountants of the Company, in each case in form and substance as is customarily given to underwriters in an underwritten public offering.

4.1.7. Notice of Prospectus Defects. Immediately notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

4.1.8. Stop Orders. In the event of the issuance of any stop order suspending the effectiveness of such registration statement, or any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, use its best efforts promptly to obtain the withdrawal of such order.

4.1.9. General Compliance with Federal Securities Laws; Section 11(a) Earning Statement. Otherwise use its best efforts to comply with the Securities Act, the Exchange Act and all other applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve (12) months after the effective date of such registration statement, which earning statement shall satisfy Section 11(a) of the Securities Act and any applicable regulations thereunder, including Rule 158.

4.1.10. Underwriting Agreement. In the event of any underwritten offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

4.1.11. Exchange Listing. Use its best efforts to cause such Registrable Securities to be listed on each securities exchange on which any equity security of the Company is then listed or, if the Company does not have a class of equity securities listed on a national securities exchange, apply for qualification and use its best efforts to qualify such Registrable Securities for listing on the New York Stock Exchange or inclusion on the Nasdaq National Market or comparable trading system.

4.1.12. Due Diligence. Make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, in each case subject to the requirement that recipients execute appropriate confidentiality agreements.

4.1.13. Transfer Agent. Provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement.

4.1.14. Company Lockup. In the case of an underwritten offering, except as may otherwise be agreed by the managing underwriter, will refrain, for a period from fifteen (15) days before the effective date of the registration sale until up to 120 days after such effective date, from directly or indirectly selling, offering to sell, granting any option for the sale of, or otherwise disposing of any Common Stock or securities convertible into Common Stock other than (i) pursuant to Company employee equity plans, (ii) in connection with acquisitions, or (iii) in any transaction involving the issuance of restricted securities if in such case the recipient of such securities agrees in writing to be bound by the provisions of this Section 4.1.14.

4.2. Participation by Selling Holders. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and which shall be required by the Securities Act (or similar state laws) or by the Commission in connection therewith.

4.3. Conversion only Upon Consummation of Offering. No Holder shall be required by this Agreement to convert any Registrable Security into Common Stock except at the applicable closing or closings of an underwritten registered offering and except upon the sale of such Registrable Security in the case of other registered offerings.

4.4. Discontinue Selling. Each seller of Registrable Securities agrees that, upon written notice of the happening of any event as a result of which the Prospectus included in any registration statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, or upon the issuance of a stop order suspending the effectiveness of any registration statement, such seller will use commercially reasonable efforts to forthwith discontinue disposition of Registrable Securities until such seller is advised in writing by the Company that the use of the prospectus may be resumed and if applicable is furnished with a supplemented or amended prospectus as contemplated by Section 4.1.7 hereof. If the Company shall give any notice to suspend the disposition of Registrable Securities pursuant to a prospectus, the Company shall extend the period of time during which the Company is required to maintain the registration statement effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date such seller either is advised by the Company that the use of the prospectus may be resumed or if applicable receives the copies of the supplemented or amended prospectus contemplated by Section 4.1.7.

5. Additional Procedures in Connection with Underwritten Offerings; Holder Lockups; Cutbacks.

5.1. Registrations Upon Request Pursuant to Section 2. In the case of a registration pursuant to Section 2 hereof, whenever the Majority Participating Holders shall request that such registration shall be effected pursuant to an underwritten offering, such registration shall be so effected, and only securities which are to be distributed by the underwriters designated by such Majority Participating Holders may be included in such registration. If requested by such underwriters, the Company and each participating seller will enter into an underwriting agreement with such underwriters for such offering containing such representations and warranties by the Company and such participating sellers and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, customary indemnity and contribution provisions; provided, however, that the liability of each Holder in respect of any indemnification, contribution or other obligation of such Holder arising under such underwriting agreement (i) shall be limited to losses arising out of or based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other such disclosure document or other document or report, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for inclusion therein and (ii) shall not in any event exceed an amount equal to the net proceeds to such Holder (after deduction of all underwriters' discounts and commissions) from the disposition of the Registrable Securities disposed of by such Holder pursuant to such registration.

5.2. Piggyback Registrations Pursuant to Section 3. In connection with the exercise of any registration rights granted to Holders of Registrable Securities pursuant to Section 3 hereof, if the registration is to be effected by means of an underwritten offering of Common Stock on a

firm commitment basis, the Company may condition participation in such registration by such Holders upon inclusion of the Registrable Securities being so registered in such underwriting. The Holders of Registrable Securities participating in any registration pursuant to Section 3 shall be parties to the underwriting agreement entered into by the Company and any other selling stockholders in connection therewith containing such representations and warranties by the Company and such participating sellers and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, customary indemnity and contribution provisions; provided, however, that the liability of each Holder in respect of any indemnification, contribution or other obligation of such Holder arising under such underwriting agreement (i) shall be limited to losses arising out of or based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other such disclosure document or other document or report, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for inclusion therein and (ii) shall not in any event exceed an amount equal to the net proceeds to such Holder (after deduction of all underwriters' discounts and commissions) from the disposition of the Registrable Securities disposed of by such Holder pursuant to such registration.

5.3. Selling Holder Lockups. In each registration pursuant to Section 2 or Section 3 effected on a firm commitment underwritten offering, each Holder agrees that, as a condition to the inclusion of any of such Holder's Registrable Securities in such offering, such Holder shall agree, if reasonably requested by the managing underwriter, subject to any early release provisions that apply generally to stockholders of the Company, for a period from 15 days prior to the effective date of the registration statement until up to 120 days after such effective date, not to directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Common Stock or securities convertible into Common Stock except for (i) Registrable Securities sold pursuant to such registration statement, (ii) transactions relating to Common Stock or other securities acquired in open market transactions, (iii) transfers to Affiliates, partners, members and stockholders of such Holder, each of whom shall have furnished to the Company and the managing underwriter their written consent to be bound by this Agreement including this Section 5.3 and (iv) transfers to charitable organizations, each of which shall have furnished to the Company and the managing underwriter their written consent to be bound by this Agreement including this Section 5.3, provided that the Company's officers, directors and all holders of other securities included in such registration agree to enter into such lockup agreements for the same period and on the same terms, and provided further that any waiver or termination of the prohibitions contained in this Section 5.3 by the Company or any underwriter shall apply to each Holder.

5.4. Cutbacks.

5.4.1. Section 2 Cutbacks. If the managing underwriter advises the Company that the number of shares to be included in a registration pursuant to Section 2 should be limited due to market conditions or otherwise, (i) all shares other than Registrable Securities shall first be excluded, and (ii) thereafter, if additional shares must be excluded from such registration, all Holders of Registrable Securities shall share pro rata in the number of shares of Registrable Securities to be excluded from such registration pursuant

referred to herein as a "Covered Person"), against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof), joint or several, to which such Covered Person may be or become subject under the Securities Act, the Exchange Act, any other securities or other law of any jurisdiction, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement under the Securities Act, any preliminary prospectus or final prospectus included therein, or any related summary prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including without limitation reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report, and will reimburse such Covered Person for any legal or any other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company shall not be liable to any Covered Person in any such case for any such loss, claim, damage, liability, action or proceeding to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other such disclosure document or other document or report, in reliance upon and in conformity with written information furnished to the Company or any of its subsidiaries by or on behalf of such Covered Person expressly for inclusion therein. The indemnities of the Company contained in this Section 6.1 shall remain in full force and effect regardless of any investigation made by or on behalf of such Covered Person and shall survive any transfer of Registrable Securities.

6.2. Indemnities to the Company. In the event of any registration of Registrable Securities pursuant to Section 2 or 3, each selling Holder will, and hereby does, indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall sign such registration statement and each other Person (other than such seller), if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including without limitation reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller expressly for inclusion therein. Such indemnity contained in this Section 6.2 shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive any transfer of Registrable Securities.

6.3. Indemnification Procedures. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim of the type referred to in the foregoing provisions of this Section 6, such indemnified party will, if a claim in respect

thereof is to be made against any indemnifying party, give written notice to each such indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give notice to such indemnifying party as provided herein shall not relieve such indemnifying party of its obligations under the foregoing provisions of this Section 6, except and solely to the extent that such indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, each indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to such an indemnifying party), and after notice from an indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that (i) if the indemnified party in good faith determines that there may be a conflict between the positions of such indemnifying party and the indemnified party in conducting the defense of such action or that there may be defenses available to such indemnified party different from or in addition to those available to such indemnifying party, then counsel for the indemnified party shall conduct the defense to the extent in good faith determined by such counsel to be necessary to protect the interests of the indemnified party and such indemnifying party shall employ separate counsel for its own defense, (ii) in any event, the indemnified party shall be entitled to have counsel chosen by such indemnified party participate in, but not conduct, the defense and (iii) the indemnifying party shall bear the legal expenses incurred in connection with the conduct of, and the participation in, the defense as referred to in clauses (i) and (ii) above. If, within a reasonable time after receipt of the notice, such indemnifying party shall not have elected to assume the defense of the action, such indemnifying party shall be responsible for any legal or other expenses incurred by such indemnified party in connection with the defense of the action, suit, investigation, inquiry or proceeding. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

6.4. Contribution. If the indemnification provided for in Sections 6.1 or 6.2 hereof is unavailable to a party that would have been an indemnified party under any such Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by a court of competent jurisdiction by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the

preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 6.4 shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

6.5. Limitation on Liability of Holders of Registrable Securities. The liability of each Holder in respect of any indemnification or contribution obligation of such Holder arising under this Section 6 shall not in any event exceed an amount equal to the net proceeds to such Holder (after deduction of all underwriters' discounts and commissions) from the disposition of the Registrable Securities disposed of by such Holder pursuant to such registration less any other damages paid by such Holder with respect to claims relating to such registration. Further, it is expressly acknowledged and agreed that in accordance with the terms of the Opinion of the Maryland Attorney General No. 86-064 dated December 1, 1986, absent already available appropriations to fund indemnification or contribution obligations that may arise under this Section 6, any and all such obligations of DBED are conditioned upon the availability of appropriations for use by DBED at the time such indemnification or contribution obligations arise; any and all such obligations are further limited to the extent of the State of Maryland's statutory waiver of its sovereign immunity.

7. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, and with a view to making it possible for Holders to register the Registrable Securities pursuant to a registration on Form S-3, the Company agrees to:

(a) use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144, at all times commencing after the effective date of the registration statement for its Initial Public Offering;

(b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as will permit Holders to use Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable (but not later than 90 days) after the end of the fiscal year in which the registration statement for the Initial Public Offering is declared effective;

(c) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(d) furnish to any Holder forthwith upon request (1) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time more than 90 days after the effective date of the registration statement for its Initial Public Offering), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or as to its qualification as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (2)

a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (3) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

8. Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to Sections 2 and 3 may be assigned by any Holder to a transferee, and by such transferee to a subsequent transferee, but only if such rights are transferred (a) to an Affiliate, partner, member or stockholder of such Holder or (b) in connection with the sale or other transfer of Registrable Securities having a value at the time of such transfer of not less than an aggregate of $1,000,000 or some lesser amount, if such lesser amount represents the value of all the Registrable Securities then held by such Holder. Any transferee to whom rights under this Agreement are transferred shall (i) as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Holders under this Agreement to the same extent as if such transferee were a Holder under this Agreement and (ii) be deemed to be a Holder hereunder.

9. Limitation on Subsequent Registration Rights. The Company shall not, without the prior written consent of the Holders of a majority of the then outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (i) to include securities of the Company in any registration statement, unless under the terms of such agreement such holder or prospective holder may include such securities in a registration statement only on terms subordinate to the terms on which Holders of Registrable Securities may include shares in such registration or (ii) to make a demand registration.

10. Future Changes in Registration Requirements. In the event that the registration requirements under the Securities Act are amended or eliminated to accommodate a "Company registration" or similar approach, this Agreement shall be deemed amended to the extent necessary to reflect such changes and the intent of the parties hereto with respect to the benefits and obligations of the parties, and in such connection, the Company shall use commercially reasonable efforts to provide Holders of Registrable Securities equivalent benefits to those provided under this Agreement.

11. Covenants of the Company. The Company agrees as follows:

11.1. Information Rights.

11.1.1. Access to Records. The Company shall, and shall cause each Subsidiary, if any, to, afford to each Investor and each of its respective officers, employees, advisors, counsel and other authorized representatives, so long as such Investor holds in excess of ten percent (10%) of the Series B Preferred Stock (or Common Stock issued on conversion thereof) held by it as of the Closing (as defined in the Purchase Agreement), reasonable access during normal business hours, upon reasonable advance notice, to all of the books, records and properties of the Company and its Subsidiaries, if any, and to all officers and employees of the Company and such Subsidiaries.

11.1.2. Financial Reports. The Company shall, and shall cause each Subsidiary, if any, to provide to each Investor, so long as such Investor holds in excess of ten percent (10%) of the Series B Preferred Stock (or Common Stock issued on conversion thereof) held by it as of the Closing, the following:

11.1.2.1. Monthly Reports. As soon as available, but not later than 20 days after the end of each fiscal month beginning with the report for the month of January 2004, a consolidated balance sheet of the Company as of the end of such period and consolidated statements of income and cash flows of the Company for such period.

11.1.2.2. Quarterly Reports. As soon as available, but not later than 20 days after the end of each quarterly accounting period, a consolidated balance sheet of the Company as of the end of such period and consolidated statements of income, cash flows and changes in stockholders' equity for such quarterly accounting period and for the period commencing at the end of the previous fiscal year and ending with the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons to the budget or business plan, all prepared in accordance with GAAP, subject to normal year-end adjustments and the absence of footnote disclosure.

11.1.2.3. Annual Audit. As soon as available after the end of each fiscal year of the Company, commencing with the fiscal year ended December 31, 2003, audited consolidated financial statements of the Company, which shall include statements of income, cash flows and changes in stockholders' equity for such fiscal year and a balance sheet as of the last day thereof, each prepared in accordance with GAAP, and accompanied by the report of a firm of independent certified public accountants selected by the Company's Board of Directors in accordance with Section 11.4 hereof (the "Accountants"). The Company and its Subsidiaries, if any, shall maintain a system of accounting sufficient to enable its Accountants to render the report referred to in this Section 11.1.2.3.

11.1.2.4. Annual Budget and Operating Forecast. As soon as available, commencing with the fiscal year ended December 31, 2005, an annual budget and operating plan for such fiscal year together with management's written discussion and analysis of such budget. The budget shall be accepted as the budget for the Company for such fiscal year when it has been approved by the Board of Directors of the Company. Management shall review the budget monthly and shall advise each Investor entitled to receive the annual budget at such time and the Board of Directors of all material changes therein, and all material deviations therefrom.

11.1.3. Observer's Rights. Each of Bain Capital, Eli Lilly and Radius, for so long as such Investor holds in excess of ten percent (10%) of the Series B Preferred Stock held by it (or Common Stock issued on conversion thereof) as of the Closing, shall have the right to have one (1) individual (each an "Observer") attend any meeting of the Board or any committee thereof. No Observer shall have the right to vote on any matter presented

to the Board or any committee thereof. The Company shall give each Observer notice of each meeting thereof at the same time and in the same manner as the members of the Board or such committee receive notice of such meetings, and the Company shall permit each Observer to attend as an observer at all meetings thereof; provided, that in the case of telephonic meetings, each Observer need receive only actual notice thereof at the same time and in the same manner as notice is given to the directors. Each Observer shall be entitled to receive all written materials and other information given to the directors in connection with such meetings at the same time such materials and information are given to the directors. Each Observer shall keep such materials and information confidential. If the Company proposes to take any action by written consent in lieu of a meeting of the Board, the Company shall give written notice thereof to each Observer prior to the effective date of such consent describing the nature and substance of such action. Notwithstanding the foregoing, the Company reserves the right to exclude any Observer from access to any material or meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential information or for other similar reasons. The decision of the Board of Directors with respect to the privileged or confidential nature of such information shall be final and binding. The Company shall pay all reasonable expenses including, without limitation, airfare and hotel expenses, but shall not pay any other compensation to an Observer, in connection with such Observer's attendance at meetings of the Board of Directors.

11.1.4. Reportable Events. The Company shall provide notice of a Reportable Event (as hereinafter defined) as soon as possible and in any event no later than five (5) days following the occurrence of said event to each Investor, so long as such Investor holds in excess of ten percent (10%) of the Series B Preferred Stock (or Common Stock issued on conversion thereof) held by it as of the Closing. The following events shall be "Reportable Events":

11.1.4.1. receipt by the Company of an offer to buy a controlling interest in the capital stock of the Company or a significant amount of its assets;

11.1.4.2. receipt by the Company of notice of the resignation or, subject to applicable laws, serious illness of the Chief Executive Officer, the President, the Chief Financial Officer or the Chief Operating Officer of the Company;

11.1.4.3. the commencement of any lawsuit involving the Company which, in the case of a lawsuit involving claims for damages, the aggregate of such claims is in excess of $10,000;

11.1.4.4. the receipt by the Company of a notice that the Company is in default under any loan agreement to which the Company is a party; and

11.1.4.5. the existence of any known material default by the Company under this Agreement or any other Transaction Document.

11.2. Use of Proceeds. The Company will use the proceeds to the Company from the sale of the shares of Series B Preferred Stock to provide the Company with working capital, to

pay for expenses of the Company and for general corporate purposes unless otherwise determined by the Board of Directors of the Company.

11.3. CEO. The Company shall, within ten (10) days of a written request therefor signed by both Bain Capital and Radius, (i) remove any Chief Executive Officer then employed by the Company, and/or (ii) appoint a Chief Executive Officer designated by mutual agreement of Bain Capital and Radius.

11.4. Professional Advisors. The Company will maintain representation by an accounting firm acceptable to the holders of a majority of the Series B Preferred Stock and will employ and maintain legal counsel approved by the holders of a majority of the Series B Preferred Stock for corporate, regulatory and intellectual property matters, and will not employ legal counsel not so approved.

11.5. Internal Accounting Controls. The Company will maintain a system of internal accounting controls similar to those maintained by corporations of established reputation in the same or similar business.

11.6. Indemnification of the Board of Directors; Directors and Officers Insurance Policy; Key Man Insurance Policy.

11.6.1. The Company will reimburse all directors of the Company for all reasonable out-of-pocket expenses, including without limitation, airfare and hotel expenses, in connection with attending meetings of the Company's Board of Directors and all committees thereof and all reasonable out-of-pocket expenses otherwise incurred in fulfilling their duties as directors. To the extent provided by Delaware law, the certificate of incorporation and by-laws of the Company shall at all times require (i) the indemnification and reimbursement of expenses of all of the Company's directors against liability for actions and omissions to act in their capacity as directors of the Company to the maximum extent that such individuals may lawfully be so indemnified by the Company and (ii) the exculpation of the Company's directors from liability to the Company and its stockholders for monetary damages for breach of their fiduciary duties as directors.

11.6.2. The Company will maintain in full force and effect a directors and officer liability insurance policy issued by an insurer or insurers of recognized responsibility, insuring its directors and officers against such losses and risks, and in such amounts, as determined by the Board of Directors of the Company.

11.6.3. The Company will maintain in full force and effect a "key man" insurance policy issued by an insurer or insurers of recognized responsibility for key members of the management team in amounts as mutually agreed by the Company and the holders of a majority of the then outstanding Series B Preferred Stock.

11.7. Annual Stockholders Meeting. The Company will, during each calendar year, cause to be held an annual meeting of the stockholders of the Company in accordance with the Delaware General Corporation Law and the Company's By-Laws.

11.8. Termination of Rights. The provisions of this Section 11 shall terminate upon the closing of a Qualified Public Offering.

12. Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be hand delivered or mailed postage prepaid by registered or certified mail or by facsimile transmission to the Company at:

EyeTel Imaging, Inc.
8520 Corridor Road
Savage, Maryland 20763
Attention: Chief Executive Officer
Facsimile No.: [INSERT]

with a copy to:

Cooley Godward, LLP
One Freedom Square
11951 Freedom Drive
Reston, Virginia 20190-5656
Attention: Christian Plaza, Esq.
Facsimile: (703) 456-8100

to each Investor at its address set forth on Exhibit A hereto, with a copy to:

Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110
Attention: Joel F. Freedman, Esq.
Facsimile No.: (617) 951-7050

or such other address as may be furnished in writing to the other parties hereto. Any notice, request, consent and other communication shall for all purposes of this Agreement be treated as being effective or having been given when delivered if delivered personally, upon receipt of facsimile confirmation if transmitted by facsimile, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

13. Entire Agreement. This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes any and all prior communications or agreements, whether written or oral, with respect to such subject matter. For the avoidance of doubt, the execution of this Agreement by the Company and the parties hereto shall constitute the consent required to amend the Prior Agreement as set forth in Section 15 thereof, and from and after the date first set forth hereinabove, this Agreement shall supercede and replace in its entirety the Prior Agreement.

14. Amendments, Waivers and Consents. Except as otherwise expressly provided, any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent given (i) as to the Company, only by the Company, and (ii) as to the Holders, only by the

Holders of a majority of the then outstanding Registrable Securities (with the Company to deliver copies of such written consent to any Holders who did not execute the same); provided, however, that, (a) without a Holder's consent, any such amendment or waiver shall not treat such Holder differently from any other Holder, (b) the right of Bain Capital to an Observer pursuant to Section 11.1.3 may not be amended, modified or waived in any manner without the prior written consent of Bain Capital, (c) the right of Radius to an Observer pursuant to Section 11.1.3 may not be amended, modified or waived in any manner without the prior written consent of Radius, (d) the right of Eli Lilly to an Observer pursuant to Section 11.1.3 may not be amended, modified or waived in any manner without the prior written consent of Eli Lilly, and (e) Section 11.3 may not be amended, modified or waived in any manner without the prior written consent of both Bain Capital and Radius. Notwithstanding the foregoing, no consent of any Investor shall be necessary for any amendment and/or restatement which is solely for the purpose of including as "Investors" under this Agreement any persons or entities purchasing shares of Series B Preferred Stock pursuant to the Purchase Agreement.

15. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the personal representatives, successors and assigns of the respective parties hereto. Notwithstanding the foregoing sentence, the Company shall not have the right to assign its obligations hereunder or any interest herein without obtaining the prior written consent of the Holders of a majority of the then outstanding Registrable Securities, provided in accordance with Section 14.

16. General. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

17. Severability. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

18. Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument.

19. Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The parties hereto intend that each representation, warranty, and covenant contained herein shall have independent significance.

20. WAIVER OF JURY TRIAL.

TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT

BE WAIVED, THE INVESTORS AND THE COMPANY HEREBY WAIVE, AND COVENANT THAT NEITHER THE COMPANY NOR THE INVESTORS WILL ASSERT, ANY RIGHT TO TRIAL BY JURY ON ANY ISSUE IN ANY PROCEEDING, WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE, IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, ANY OTHER AGREEMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR IN ANY WAY CONNECTED WITH, RELATED OR INCIDENTAL TO THE DEALINGS OF THE INVESTORS AND THE COMPANY HEREUNDER OR THEREUNDER, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN TORT OR CONTRACT OR OTHERWISE. The Company acknowledges that it has been informed by the Investors that the provisions of this Section 20 constitute a material inducement upon which the Investors are relying and will rely in entering into this Agreement and the Purchase Agreement. Any Investor or the Company may file an original counterpart or a copy of this Section 20 with any court as written evidence of the consent of the Investors and the Company to the waiver of its right to trial by jury.

21. Jurisdiction.

Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (except for any such suit, action or proceeding brought by DBED) shall be brought in any federal or state court located in the State of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 12 shall be deemed effective service of process on such party.

22. Confidentiality of Records.

Each Investor agrees to use the same degree of care as such Investor uses to protect its own confidential information to keep confidential any proprietary or other information furnished to such Investor that the Company maintains in confidence (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information (i) to any partner (limited or otherwise), subsidiary or parent of such Investor for the purpose of evaluating its investment in the Company as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 22; (ii) at such time as the Company voluntarily discloses such information to the public or such information otherwise enters the public domain through no fault of such Investor; (iii) that is communicated to it free of any obligation of confidentiality; or (iv) that is developed by Investor or its agents independently of and without reference to any confidential information communicated by the Company. Notwithstanding anything herein to the contrary, any party to this Agreement (and each employee, representative or other agent of such party) may disclose to any and all persons, without limitation of any kind, (A) the tax treatment and tax structure of the transactions

contemplated by the Purchase Agreement and (B) all materials of any kind (including opinions and other tax analyses) that are provided to such party relating to such tax treatment and tax structure. For the purposes of the foregoing sentence, (i) the "tax treatment" of a transaction means the purported or claimed federal income tax treatment of the transaction, and (ii) the "tax structure" of a transaction means any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction. Thus, for the avoidance of doubt, the parties hereto acknowledge and agree that the tax treatment and tax structure of any transaction does not include the name of any party to a transaction or any sensitive business information (including, without limitation, the name and other specific information about any party's intellectual property or other proprietary assets) unless such information may be related or relevant to the purported or claimed federal income tax treatment of the transaction.

[The remainder of this page has been intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

THE COMPANY

EYETEL IMAGING, INC.

By: [signature]
Name: Kevin T. Quinn
Title: President

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

THE INVESTORS

BAIN CAPITAL VENTURE FUND, L.P.
By: Bain Capital Venture Partners, L.P.
its general partner
By: Bain Capital Investors, LLC
its general partner

By: ______________________
Name: James Nahirny
Title: Authorized Person

BCIP ASSOCIATES III, LLC
By: BCIP Associates III,
its sole member and manager

BCIP ASSOCIATES III-B, LLC
By: BCIP Associates III-B,
its sole member and manager

By: Bain Capital Investors, LLC
their Managing Partner

By: ______________________
Name: James Nahirny
Title: Authorized Person

BROOKSIDE CAPITAL PARTNERS FUND, L.P.

By: ______________________
Name:
Title: Managing Director

RGIP, LLC

By: ______________________
Name: R. Bradford Malt
Title: Managing Member

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

THE INVESTORS

BAIN CAPITAL VENTURE FUND, L.P.
By: Bain Capital Venture Partners, L.P.
its general partner
By: Bain Capital Investors, LLC
its general partner

By: ______________________________
Name: James Nahirny
Title: Authorized Person

BCIP ASSOCIATES III, LLC
By: BCIP Associates III,
its sole member and manager

BCIP ASSOCIATES III-B, LLC
By: BCIP Associates III-B,
its sole member and manager

By: Bain Capital Investors, LLC
their Managing Partner

By: ______________________________
Name: James Nahirny
Title: Authorized Person

BROOKSIDE CAPITAL PARTNERS FUND, L.P.

By: Ed Brak
Name: Ed Brakeman
Title: Managing Director

RGIP, LLC

By: ______________________________
Name: R. Bradford Malt
Title: Managing Member

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

THE INVESTORS

BAIN CAPITAL VENTURE FUND, L.P.
By: Bain Capital Venture Partners, L.P.
its general partner
By: Bain Capital Investors, LLC
its general partner

By: ______________________________
Name: James Nahirny
Title: Authorized Person

BCIP ASSOCIATES III, LLC
By: BCIP Associates III,
its sole member and manager

BCIP ASSOCIATES III-B, LLC
By: BCIP Associates III-B,
its sole member and manager

By: Bain Capital Investors, LLC
their Managing Partner

By: ______________________________
Name: James Nahirny
Title: Authorized Person

BROOKSIDE CAPITAL PARTNERS FUND, L.P.

By: ______________________________
Name:
Title: Managing Director

RGIP, LLC

By: ______________________________
Name: R. Bradford Malt
Title: Managing Member

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

THE INVESTORS (continued)

RADIUS VENTURE PARTNERS II, L.P.
By: Radius Venture Partners II, LLC, its General Partner

By: ______________________
Name: Daniel Lubin
Title: Managing Partner

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

THE INVESTORS (continued)

ELI LILLY AND COMPANY

By: [signature]
Name: John C. Lechleiter
Title: EVP

MVP AMERICA, L.P.

By:____________________
Name:
Title:

MARYLAND DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT

By:____________________
Name:
Title:

____
Peter Lunt

____
Steve Cumbie

[signature]
Kevin T. Quinn
President - Exetel

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

THE INVESTORS (continued)

ELI LILLY AND COMPANY

By:____________________
Name:
Title:

MVP AMERICA, L.P.

By: [signature]
Name: JEFFREY A. FRIEDMAN
Title: MANAGING DIRECTOR

MARYLAND DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT

By:____________________
Name:
Title:

____
Peter Lunt

____
Steve Cumbie

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

THE INVESTORS (continued)

ELI LILLY AND COMPANY

By:________________________
Name:
Title:

MVP AMERICA, L.P.

By:________________________
Name:
Title:

MARYLAND DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT

By: [signature]
Name: Aris Melissaratos
Title: Secretary

____
Peter Lunt

____
Steve Cumbie

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

THE INVESTORS (continued)

ELI LILLY AND COMPANY

By:__________________________
Name:
Title:

MVP AMERICA, L.P.

By:__________________________
Name:
Title:

MARYLAND DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT

By:__________________________
Name:
Title:

____
Peter Lunt

____
Steve Cumbie

Exhibit A

NAMES AND ADDRESSES OF INVESTORS

BAIN CAPITAL VENTURE FUND, L.P.
BCIP ASSOCIATES III, LLC
BCIP ASSOCIATES III-B, LLC
BROOKSIDE CAPITAL PARTNERS FUND, L.P.
c/o Bain Capital, LLC
111 Huntington Avenue
Boston, MA 02199
Phone: 617-516-2000
Fax: 617-516-2010
Attention:

RGIP, LLC
c/o Ropes & Gray
One International Place
Boston, MA 02116
Phone: 617-951-7000
Fax: 617-951-7050
Attention: R. Bradford Malt

RADIUS VENTURE PARTNERS II, L.P.
c/o Radius Ventures, LLC
400 Madison Avenue
8th Floor
New York, NY 10017
Attention: Daniel C. Lubin
Facsimile: (212) 397-2656

ELI LILLY AND COMPANY
Lilly Corporate Center
Indianapolis, IN 46285
Attention: Dr. Pawel Fludzinski, PKC Team Leader
Facsimile:

MVP AMERICA, LP
c/o Monumental Venture Partners, LLC
8150 Leesburg Pike, Suite 600
Vienna, Virginia 22182
Attention: Jeff Friedman
Facsimile: (703) 748-4808

MARYLAND DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT
217 East Redwood Street, 22nd Floor
Baltimore, MD 21202
Attention:
Facsimile:

SADBACKS INVESTMENTS
300 East Long Lake Road, Suite 200
Bloomfield Hills, MI 48304-2376
Attention: Paul Kavanaugh

PETER LUNT
NVCommercial Incorporated

8230 Leesburg Pike
Suite 500
Vienna, VA 22182

STEVE CUMBIE
NVCommercial Incorporated
8230 Leesburg Pike
Suite 500
Vienna, VA 22182